	MIDAS DISCOVERY
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2025
	(Unaudited)

Shares		Value
	Common Stocks (104.63%)
	Major Precious Metals Producers (22.87%)
30,000	Agnico Eagle Mines Limited	$ 5,056,800
68,500	Kinross Gold Corporation	1,702,225
18,000	Newmont Corporation	1,517,580
		8,276,605

	Intermediate Precious Metals Producers (64.10%)
98,000	DPM Metals Inc.	2,163,840
38,000	Endeavour Mining Corp.	1,596,981
319,554	Evolution Mining Limited	2,289,929
4,600	Franco-Nevada Corporation	1,025,386
150,000	IAMGOLD Corporation (a)	1,939,500
68,750	Lundin Gold Inc.	4,450,600
260,000	New Gold Inc. (a)	1,866,800
66,667	OceanaGold Corp.	1,423,872
373,000	Perseus Mining Ltd.	1,201,280
925,000	Resolute Mining Ltd. (a)	630,417
5,300	Royal Gold, Inc.	1,063,074
33,000	Torex Gold Resources Inc. (a)	1,372,143
1,974,550	Vault Minerals Limited (a)	862,306
11,700	Wheaton Precious Metals Corp.	1,308,528
		23,194,656

	Junior Precious Metals Producers (11.64%)
52,500	G Mining Ventures Corp. (a)	1,043,546
54,000	Triple Flag Precious Metals Corp.	1,580,040
72,000	Victoria Gold Corp. (a) (b)	0
102,000	Wesdome Gold Mines Ltd. (a)	1,590,170
		4,213,756

	Other Natural Resources Companies (6.02%)
22,320	iShares Silver Trust (a)	945,698
3,465	SPDR Gold Trust (a)	1,231,704
		2,177,402

	Total Investments (Cost $15,455,524) (104.63%) (c)	37,862,419
	Liabilities in excess of cash and other assets (-4.63%)	(1,674,292)

	Net assets (100.00%)	$ 36,188,127

(a) Non-income producing.
(b) Illiquid security fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a level 3 security.
(c) The Fund's total investment portfolio value of $37,862,419 has been pledged as collateral for borrowings under the Fund's credit agreement.  The outstanding loan balance under the credit agreement was $2,098,672 as of September 30, 2025.

	MIDAS SPECIAL OPPORTUNITIES
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2025
	(Unaudited)
Shares		Value
	Common Stocks (116.98%)
	Automotive Dealers and Gasoline Service Stations (11.56%)
645	AutoZone, Inc. (a)	$ 2,767,205

	Building Construction General Contractors and Operative Builders (2.69%)
80	NVR, Inc. (a)	642,772

	Depository Institutions (8.96%)
6,800	JPMorgan Chase & Co.	2,144,924

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (2.92%)
4,200	QUALCOMM Incorporated	698,712

	Fire, Marine & Casualty Insurance (12.52%)
5,100	Berkshire Hathaway Inc. Class B (a)	2,563,974
1,750	The Progressive Corporation	432,163
		2,996,137

	Home Furniture, Furnishings, and Equipment Stores (8.17%)
10,000	Williams-Sonoma, Inc.	1,954,500

	Industrial and Commercial Machinery and Computer Equipment (6.71%)
12,000	Lam Research Corporation	1,606,800

	Insurance Carriers (4.60%)
10,000	Essent Group Ltd.	635,600
1,350	UnitedHealth Group Incorporated	466,155
		1,101,755

	Security and Commodity Brokers, Dealers, Exchanges, and Services (2.18%)
7,600	Interactive Brokers Group, Inc. Class A	522,956

	Service - Business Services (23.76%)
10,000	Mastercard Incorporated Class A	5,688,100

	Service - Computer Programming, Data Processing (32.91%)
32,400	Alphabet Inc. Class A	7,876,440

	Total investments (Cost $4,739,843) (116.98%) (b)	28,000,301
	Liabilities in excess of cash and other assets (-16.98%)	(4,065,146)

	Net assets (100.00%)	$ 23,935,155

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $28,000,301 has been pledged as collateral for borrowings under the Fund's credit agreement. The outstanding loan balance under the credit agreement was $3,934,900 as of September 30, 2025.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, each of Midas Discovery and Midas Special Opportunities (each a “Fund” and together, the “Funds”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of a Fund. Although the Funds’ Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (“Company Act”), the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, Midas Management Corporation (the “Investment Manager”), subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Illiquid Securities – Illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as described above. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2025, in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS DISCOVERY	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 37,862,419	$ -	$ 0	$ 37,862,419
Total investments, at value	$ 37,862,419	$ -	$ 0	$ 37,862,419

MIDAS SPECIAL OPPORTUNITIES	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 28,000,301	$ -	$ -	$ 28,000,301
Total investments, at value	$ 28,000,301	$ -	$ -	$ 28,000,301

The following is a reconciliation of level 3 assets:
MIDAS DISCOVERY
Balance of level 3 assets at December 31, 2024	$ 0
Transfer in (out)	-
Change in unrealized depreciation	-
Balance at September 30, 2025	$ 0
Net change in unrealized depreciation attributable to assets held as level 3 at September 30, 2025	$ -

The Funds have adopted a policy of recording transfers of investment securities between the different levels in the fair value hierarchy as of the end of the quarter.

The Investment Manager, under the direction of the Funds’ Board, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Funds’ Board.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of September 30, 2025:

MIDAS DISCOVERY	Fair Value	Valuation Technique	Unobservable Input	Range
Common stocks
Junior Precious Metals Producers	$ 0	Fair market value – assumed assumptions	Discount rate due to lack of marketability	100%

Cost for Federal Income Tax Purposes
As of September 30, 2025, for federal income tax purposes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation of investments are summarized in the following table. The aggregate cost of investments for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation
Midas Discovery	$ 15,455,524	$ 22,913,838	$ (506,943)	$ 22,406,895
Midas Special Opportunities	$ 4,739,843	$ 23,260,458	$ -	$ 23,260,458

Portfolio Concentration
Each Fund operates as a “non-diversified” investment company, which means that the portion of a Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by a Fund are not limited by the Company Act. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s NAV to be more volatile and thus may subject shareholders to more risk.